SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2013

SELECTICA, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Selectica, Inc. (the “Company”) with the Securities and Exchange Commission on June 3, 2013 (the “Original 8-K”). The sole purpose of this Amendment is to file Exhibits 3.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to the Original 8-K. No other changes have been made to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock.

10.1	Form of Purchase Agreement, dated as of May 31, 2013.

10.2	Form of Subscription Agreement, dated as of May 31, 2013.

10.3	Form of Registration Rights Agreement, dated as of May 31, 2013.

10.4	Form of Series A Warrant to Purchase Common Stock, dated as of May 31, 2013.

10.5	Form of Series B Warrant to Purchase Common Stock.

10.6	Forms of Voting Agreement, dated as of May 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2013

SELECTICA, INC.

By:	/s/ Todd Spartz
Name:	Todd Spartz
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock.

10.1	Form of Purchase Agreement, dated as of May 31, 2013.

10.2	Form of Subscription Agreement, dated as of May 31, 2013.

10.3	Form of Registration Rights Agreement, dated as of May 31, 2013.

10.4	Form of Series A Warrant to Purchase Common Stock, dated as of May 31, 2013.

10.5	Form of Series B Warrant to Purchase Common Stock.

10.6	Forms of Voting Agreement, dated as of May 31, 2013.